FIS TRUST N-1A-A

Exhibit 99.(h)(3)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, FIS TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”) expects to file a Registration Statement on Form N-1A and periodically file amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust.

NOW, THEREFORE, the undersigned hereby constitutes and appoints STEVEN T. NELSON, LAURA HEITLAND, JOANN M. STRASSER, MICHAEL V. WIBLE, ANDREW J. DAVALLA, PHILIP B. SINENENG, and BIBB L. STRENCH as attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file the Trust’s Registration Statement and any Amendment or Amendments to the Trust’s Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 12th day of August 2025.

			By:	/s/ Dorothy Ennis
Dorothy Ennis, Trustee

STATE OF ARIZONA	)
	)	ss:
COUNTY OF MARICOPA	)

Before me, a Notary Public, in and for said county and state, personally appeared Dorothy Ennis, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 12th day of August 2025.

Susan C. Anastasiadis
Notary Public

My commission expires: 9/28/2028

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, FIS TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”) expects to file a Registration Statement on Form N-1A and periodically file amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust.

NOW, THEREFORE, the undersigned hereby constitutes and appoints STEVEN T. NELSON, LAURA HEITLAND, JOANN M. STRASSER, MICHAEL V. WIBLE, ANDREW J. DAVALLA, PHILIP B. SINENENG, and BIBB L. STRENCH as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the Trust’s Registration Statement and any Amendment or Amendments to the Trust’s Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of August 2025.

			By:	/s/ Edward F. Johnson
Edward F. Johnson, Trustee

STATE OF ARIZONA	)
	)	ss:
COUNTY OF MARICOPA	)

Before me, a Notary Public, in and for said county and state, personally appeared Edward F. Johnson, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 12th day of August 2025.

Susan C. Anastasiadis
Notary Public

My commission expires: 9/28/2028

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, FIS TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”) expects to file a Registration Statement on Form N-1A and periodically file amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust.

NOW, THEREFORE, the undersigned hereby constitutes and appoints STEVEN T. NELSON, LAURA HEITLAND, JOANN M. STRASSER, MICHAEL V. WIBLE, ANDREW J. DAVALLA, PHILIP B. SINENENG, and BIBB L. STRENCH as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the Trust’s Registration Statement and any Amendment or Amendments to the Trust’s Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of August 2025.

			By:	/s/ Frank M. Placenti
Frank M. Placenti, Trustee

STATE OF ARIZONA	)
	)	ss:
COUNTY OF MARICOPA	)

Before me, a Notary Public, in and for said county and state, personally appeared Frank M. Placenti, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 12th day of August 2025.

Susan C. Anastasiadis
Notary Public

My commission expires: 9/28/2028

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, FIS TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”) expects to file a Registration Statement on Form N-1A and periodically file amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust.

NOW, THEREFORE, the undersigned hereby constitutes and appoints STEVEN T. NELSON, LAURA HEITLAND, JOANN M. STRASSER, MICHAEL V. WIBLE, ANDREW J. DAVALLA, PHILIP B. SINENENG, and BIBB L. STRENCH as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the Trust’s Registration Statement and any Amendment or Amendments to the Trust’s Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of August 2025.

			By:	/s/ James Rough
James Rough, Trustee

STATE OF ARIZONA	)
	)	ss:
COUNTY OF MARICOPA	)

Before me, a Notary Public, in and for said county and state, personally appeared James Rough, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 12th day of August 2025.

Susan C. Anastasiadis
Notary Public

My commission expires: 9/28/2028

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, FIS TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”) expects to file a Registration Statement on Form N-1A and periodically file amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust.

NOW, THEREFORE, the undersigned hereby constitutes and appoints STEVEN T. NELSON, LAURA HEITLAND, JOANN M. STRASSER, MICHAEL V. WIBLE, ANDREW J. DAVALLA, PHILIP B. SINENENG, and BIBB L. STRENCH, as attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file the Trust’s Registration Statement and any Amendment or Amendments to the Trust’s Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 12th day of August 2025.

			By:	/s/ Jennifer Edson
Jennifer Edson, Trustee

STATE OF ARIZONA	)
	)	ss:
COUNTY OF MARICOPA	)

Before me, a Notary Public, in and for said county and state, personally appeared Jennifer Edson, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 12th day of August 2025.

Susan C. Anastasiadis
Notary Public

My commission expires: 9/28/2028

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, FIS TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”) expects to file a Registration Statement on Form N-1A and periodically file amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust.

NOW, THEREFORE, the undersigned hereby constitutes and appoints STEVEN T. NELSON, LAURA HEITLAND, JOANN M. STRASSER, MICHAEL V. WIBLE, ANDREW J. DAVALLA, PHILIP B. SINENENG, and BIBB L. STRENCH as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the Trust’s Registration Statement and any Amendment or Amendments to the Trust’s Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of August 2025.

			By:	/s/ Michael Skillman
Michael Skillman, Trustee

STATE OF ARIZONA	)
	)	ss:
COUNTY OF MARICOPA	)

Before me, a Notary Public, in and for said county and state, personally appeared Michael Skillman, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 12th day of August 2025.

Susan C. Anastasiadis
Notary Public

My commission expires: 9/28/2028

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, FIS TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”) expects to file a Registration Statement on Form N-1A and periodically file amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust.

NOW, THEREFORE, the undersigned hereby constitutes and appoints STEVEN T. NELSON, LAURA HEITLAND, JOANN M. STRASSER, MICHAEL V. WIBLE, ANDREW J. DAVALLA, PHILIP B. SINENENG, and BIBB L. STRENCH as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the Trust’s Registration Statement and any Amendment or Amendments to the Trust’s Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of August 2025.

			By:	/s/ Steven T. Nelson
Steven T. Nelson, Trustee

STATE OF ARIZONA	)
	)	ss:
COUNTY OF MARICOPA	)

Before me, a Notary Public, in and for said county and state, personally appeared Steven T. Nelson, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 12th day of August 2025.

Susan C. Anastasiadis
Notary Public

My commission expires: 9/28/2028